DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION AUGUST 1, 2006

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus California Tax Exempt Money Market Fund (the "Fund"), dated August 1, 2006, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call toll free 1-800-645-6561.

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND

The Fund is a Massachusetts business trust that commenced operations on January 17, 1986. The Fund is an open-end, management investment company, known as a tax exempt money market mutual fund. As a tax exempt money market fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations"). The Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the voting securities of any single issuer (other than, in each case, securities issued or guaranteed by the U.S Government, its agencies or instrumentalities).

The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

California Municipal Obligations. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State of California, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State of California personal income taxes (collectively, "California Municipal Obligations"). To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, personal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

     Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest up to 20% of the value of its net assets in such Municipal Obligations and, except for temporary defensive purposes, in other investments subject to Federal income tax.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Derivative Products. The Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal types of derivative products are described below.

     (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

     (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

     (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

     (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations. The Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.

The average distribution of investments (at value) in Municipal Obligations by rating for the fiscal year ended March 31, 2006, computed on a monthly basis, was as follows:

     If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

To the extent the ratings given by Moody's, S&P or Fitch (collectively the "Rating Agencies") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its

1 Included in the not rated category are securities which, while not rated, all have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 category.

investments in accordance with the investment policies described in the Fund's Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by the Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from California income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued, or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Municipal Obligations and other securities purchased on a forward commitment, when-issued, or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued, or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued, or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

General. The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, each security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

     Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

Certain municipal lease/purchase obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in California Municipal Obligations. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal money market funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. You should review "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Obligations.

Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

The Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Obligations (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

3. Sell securities short or purchase securities on margin.

4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

6. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

7. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9. Invest in companies for the purpose of exercising control.

10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York	Custodian

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

Board Members of the Fund

None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

Name (Age)	Principal Occupation		Other Board Memberships and
Position with Fund (Since)	During Past 5 Years		Affiliations .

Joseph S. DiMartino (62)	Corporate Director and		The Muscular Dystrophy Association,
Chairman of the Board	Trustee		Director
(1995)			Levcor International, Inc.,
an apparel fabric processor, Director
Century Business Services, Inc., a
provider of outsourcing functions for
small and medium size companies,
Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants, Director
Sunair Services Corporation, engaging in
the design, manufacture and sale of high
frequency systems for long-range voice
and data communications, as well as
providing certain outdoor-related
services to homes and businesses,
Director

David W. Burke (70)	Corporate Director and Trustee		John F. Kennedy Library Foundation,
Board Member (1994)			Director
U.S.S. Constitution Museum, Director

William Hodding Carter III (71)	Professor of Leadership and Public		The Century Foundation, Emeritus
Board Member (1988)	Policy, University of North		Director
	Carolina, Chapel Hill		The Enterprise Corporation of the Delta,
	(January 1, 2006- Present)		Director
President and Chief Executive
Officer of the John S. and James
L. Knight Foundation (February 1,
1998-February 1, 2005)

Ehud Houminer (65)	Executive-in-Residence at the		Avnet Inc., an electronics distributor,
Board Member (1996)	Columbia	Business School,	Director
	Columbia	University	International Advisory Board to the MBA
Program, School of Management, Ben
Gurion University, Chairman
Explore Charter School, Brooklyn, NY,
Chairman

Name (Age)	Principal Occupation	Other Board Memberships and
Position with Fund (Since)	During Past 5 Years	Affiliations .

Richard C. Leone (66)	President of The Century Foundation	The American Prospect, Director
Board Member (1976)	(formerly, The Twentieth Century	Center for American Progress, Director
Fund, Inc.), a tax exempt research
foundation engaged in the study
of economic, foreign policy and
domestic issues

Hans C. Mautner (68)	President – International Division	Capital and Regional PLC, a British co-
Board Member (1978)	and an Advisory Director of Simon	investing real estate asset manager,
	Property Group, a real estate	Director
	investment company (1998-	Member - Board of Managers
	present)	Mezzacappa Long/Short Fund LLC
Director and Vice Chairman of
Simon Property Group (1998-
2003)
Chairman and Chief Executive
Officer of Simon Global Limited
(1999-present)

Robin A. Melvin (42)	Director, Boisi Family foundation, a	None
Board Member (1995)	private family foundation that
supports youth-serving
organizations that promote the self
sufficiency of youth from
disadvantaged circumstances

John E. Zuccotti (69)	Chairman of Brookfield Financial	None
Board Member (1984)	Properties, Inc.
Senior Counsel of Weil, Gotshal &
Manges, LLP
Chairman of the Real Estate Board
of New York

Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing the Fund's investments. The Fund's audit committee met four times during the fiscal year ended March 31, 2006. The nominating, compensation and evaluation committees did not meet during the last fiscal year.

The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Aggregate Holdings of Funds in the
Name of Board Member	Fund	Dreyfus Family of Funds for which
Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	Over $100,000
William Hodding Carter III	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	$1- $10,000
John E. Zuccotti	None	Over $100,000

As of December 31, 2005, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Fund typically pays its Board members its allocated portion of an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and telephone meeting) attended for the Fund and seven other funds (comprised of 11 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended March 31, 2006, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2005, were as follows:

		Total Compensation from
	Aggregate	the Fund and Fund
Name of Board	Compensation from	Complex Paid to
Member	the Fund*	Board Member(**)

Joseph S. DiMartino	$1,643	$833,262	(190)
David W. Burke	$1,314	$287,500	(84)
William Hodding Carter III	$1,314	$51,000	(11)
Ehud Houminer	$1,314	$103,750	(37)
Richard C. Leone	$1,210	$47,000	(11)
Hans C. Mautner	$1,314	$51,000	(11)
Robin A. Melvin	$1,106	$43,000	(11)
John E. Zuccotti	$1,314	$51,000	(11)

_________________
* Amount does not include the cost of office space, secretarial services and health benefits for the
Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $1,340.
** Represents the number of separate portfolios comprising the investment companies in the Fund
Complex, including the Fund, for which the Board member serves.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board and Chief

Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since

January 2000.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 198 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding as of July 5, 2006.

The following shareholders were known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of July 5, 2006: Hare & Co., c/o The Bank of New York, Short Term Investment Funds, 111 Sanderscreek Pkwy, 2nd Fl., E. Syracuse, New York 13057 (15.8867%); National Financial Services Corporation for Exclusive Benefit of our Customers, Attn Mutual Funds Department 5th Floor, One World Financial Center, 200 Liberty Street, New York, New York 10281-1003 (14.9028%);Wells Fargo Bank N.A., Attn. Cash Sweep Department, 733 Marquette Avenue, Minneapolis, Minnesota 55479-0001 (13.2392%); Pershing LLC, P.O Box 2052, Jersey City, New Jersey 07303-2052 (6.0066%) and Bank of the West Acting as Fiduciary, PO Box 60078, Los Angeles, California 90060-0078 (5.4282%) .

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chair of the Board and Chief Executive Officer; Thomas F. Eggers, President, Chief Operating Officer and a director; Jonathan Baum, Vice Chair – Distribution; Stephen R. Byers, Chief Investment Officer, Vice Chair and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; J. David Officer, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President – Corporate Communications; Lisa A. Fox, Vice President – Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Steven G. Elliott, Robert P. Kelly, David F. Lamere, and Ronald P. O'Hanley III, directors.

The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.

The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions (collectively, "Service Agents") in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, loan commitment fees, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the fiscal years ended March 31, 2004, 2005 and 2006, the management fees paid by the Fund to the Manager amounted to $731,838, $730,128 and $839,347, respectively.

The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any shareholder services fees or other expenses paid by the Fund. These additional payments may be made to Service Agents, including affiliates that provide shareholder servicing, sub-administration, record-keepings and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

The Bank of New York (the "Custodian"), One Wall Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

The minimum initial investment is $2,500 or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for servicing in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under "Management Arrangements-Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. The Fund may also process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."

If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

Qualified institutions may telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer ("Selected Dealer") and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an

Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

Procedures for Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. The institution may open a single master account by filing one application with the Transfer Agent, and may open individual sub-accounts at the same time or at some later date. The Transfer Agent will provide each institution with a written confirmation for each transaction in a sub-account at no additional charge. Upon receipt of funds for investment by interbank wire, the Transfer Agent promptly will confirm the receipt of the investment by telephone or return wire to the transmitting bank, if the investor so requests.

The Transfer Agent also will provide each institution with a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

Transactions through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place Fund shares in an account with their firm. Dealers also may require that the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

Service Charges. There are no sales or service charges imposed by the Fund or the Distributor, although Service Agents may impose reasonable charges for their services to their clients. The services provided and fees therefore are established by each Service Agent acting independently of the Fund. The Fund understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid, or income earned to date; provision of periodic account statements showing security positions; other services available from the Service Agent; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of an investor.

In addition, some Service Agents also may require an investor to invest more than the minimum stated investment; not take physical delivery of share certificates; not require that redemption checks be issued in the investor's name; not purchase fractional shares; take monthly income distributions in cash; or other conditions. You should be aware that you may purchase Fund shares directly from the Fund without imposition of any maintenance or service charges other than those already described herein.

Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

For the fiscal year ended March 31, 2006, the Fund paid $79,192 pursuant to the Plan.

HOW TO REDEEM SHARES

     General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares, for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Checkwriting Privilege. The Fund provides redemption checks ("Checks") to investors automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The

Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an indirect subsidiary of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange.

No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Fund's Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board promptly will consider what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended March 31, 2006. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income and net short-term capital gain), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purpose of computing the California alternative minimum tax.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) the availability of natural liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Under the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. The Manager also places transactions for other accounts that it provides with investment advice.

     When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

     When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Disclosure of Portfolio Holdings. It is the policy of the Fund to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

If the Fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund nor Dreyfus or its affiliates may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund's custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of the Fund's portfolio holdings may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund's Board.

INFORMATION ABOUT THE FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

The Fund is organized as an unincorporated business trust under the laws of the

Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations; a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, have been selected to serve as the independent registered public accounting firm of the Fund.

APPENDIX A

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS

     The following information is a summary of special factors affecting investments in California Municipal bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

     Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. The economy has since recovered, with 597,400 jobs gained between July 2003 and March 2006 compared with 367,000 jobs lost between January 2001 and July 2003. Current forecasts project that during 2006 and 2007, the California economy will decelerate slightly but continue to grow at a rate close to the long-run average growth of the State economy.

     Broad measures of the national and California economies, such as inflation-adjusted gross domestic product ("GDP") and California personal income and taxable sales, posted solid gains in 2005, although slightly slower than in 2004. Year-over-year growth of real GDP and California personal income in the first three quarters of 2005, and California taxable sales in the first half of 2005, was higher than average yearly growth in the preceding ten years. California's GDP grew by 4.2% and 3.5% in 2004 and 2005, respectively. Personal income grew by 6.2% in 2004 and was 6.6% higher in the first three quarters of 2005. California taxable sales were more than 6% higher than a year ago in the first half of 2005; in 2004 taxable sales grew by 8.7% .

     Population and Labor Force. The State's July 1, 2005 population of over 37 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49% of the State's population, with over 17 million residents, and the 11-county San Francisco Bay Area represented 20%, with a population of over 7 million.

The State's unemployment rate was 5.4% in May 2005, down from 6.2% in 2004, as the number of unemployed persons fell below 1 million for the first time in nearly four years. The national unemployment rate in May 2005 was 5.1% . California average level of nonfarm payroll employment was 1.6% in 2005, 0.6% higher than in 2004.

Recent Developments

     State Economy and Finances. On May 12, 2006, Governor Schwarzenegger released the May Revision to his proposed budget for Fiscal Year 2006-07 (the "2006-07 Proposed Budget"), which estimated that General Fund revenues were considerably higher than previously estimated when the 2006-07 Proposed Budget was initially released in January 2006. The 2006-06 May Revision projects approximately $4.8 billion and $2.7 billion of additional revenues for Fiscal Years 2005-06 and 2006-07, respectively, with an expected budgetary reserve of approximately $8.8 billion at June 30, 2006.

     The 2006-07 May Revision proposes a spending plan for Fiscal Year 2006-07 totaling $131.1 billion, of which $101 billion will be from the General Fund. General Fund revenues and transfers are estimated at $93.9 billion, with the difference being paid from the accumulated budget surplus from June 30, 2006, including an initial deposit of $472 million to the Budget Stabilization Account (the "BSA"). The proposal projects that the total budget reserve will be about $2.2 billion at June 30, 2007. The 2006-07 May Revision projects continuing economic growth in the nation and in California in calendar years 2006 and 2007, though at a slower rate than has been shown in the past two years.

     In May 2006, in response to the Governor's previously announced "Strategic Growth Plan" to invest over $220 billion over the coming decade in State infrastructure improvements, the Legislature approved a $116 million package, which included four bond measures totaling about $37.3 billion and one companion Constitutional amendment relating to transportation funding. These five measures will appear on the November, 2006 election ballot.

State Indebtedness and Financing

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

     General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of May 1, 2006, the State had outstanding approximately $48.44 billion aggregate principal amount of long-term general obligation bonds, of which $36.54 billion was payable primarily from the General Fund, and $11.9 billion was payable from other revenue sources. As of May 1, 2006, there were unused voter authorizations for the future issuance of approximately

$31.74 billion of long-term general obligation bonds. This latter figure consists of $17.2 billion of general obligation bonds which are authorized to be issued initially as commercial paper notes, and $14.53 billion of authorized but unissued general obligation bonds. Of this unissued amount, $4.4 billion is for bonds payable from other revenue sources (of which $115.57 million is authorized for commercial paper notes).

     The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $7.34 billion variable rate general obligation bonds, representing about 15.1% of the State's total outstanding general obligation bonds as of May 1, 2006.

     The Legislature had approved approximately $600 million of new bond authorizations to be placed on the June 2006 primary election ballot. As noted above, the Legislature also approved four bond measures to appear on the November, 2006 general election ballot, including $4.1 billion for flood control and prevention, $10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion), $19.93 billion for transportation improvements, air quality and port security, and $2.85 billion for housing and related programs. A $9.95 billion bond measure for high speed rail projects was placed on the November 2006 ballot, but legislation is pending to defer this measure until 2008. Additional bond proposals may be added to the 2006 general election ballot. An initiative measure including approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities has been submitted to the Secretary of State for confirmation of signatures; if certified this will also appear on the November 2006 ballot.

     Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.5 billion in total principal and interest commitments at any time. This amount may be increased or decreased in the future. As of May 1, 2006, the production of approximately $17.2 billion in such notes had been approved and, as of that date, $430.5 million aggregate principal amount of general obligation commercial paper notes were outstanding.

     Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.8 billion General Fund-supported lease-purchase obligations outstanding as of May 1, 2006. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $3 billion authorized and unissued as of May 1, 2006. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

     Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $49.76 billion aggregate principal amount of revenue bonds and notes outstanding as of December 31, 2005.

     Pension Obligation Bonds. Pursuant to the California Pension Restructuring Bond Act of 2004 (the "Restructuring Bond Act"), the State proposes to issue $560 million of pension obligation bonds to make future contributions to the California Public Employees' Retirement System ("CalPERS"). The net benefit to the General Fund will be $525 million. The payment of the debt service on the bonds would be payable from the General Fund. As with previous proposed pension bond issuances, the proposed issuance is the subject of a validation action brought by the Pension Obligation Bond Committee (the "Committee") for and on behalf of the State.

     Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State's pension obligation for Fiscal Year 2004-05 or a subsequent fiscal year. The Committee initiated a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit. The validation action was challenged in court, which prevented the issuance of the pension obligation bonds in time to pay the pension contribution during Fiscal Year 2004-05. The judge ruled on November 15, 2005 that the bonds were not valid. The Committee has filed a notice of appeal. The State has not included any pension obligation bonds in the 2006-07 Proposed Budget, but if the litigation is successful such bonds may be issued in the future.

     Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004. Proposition 57 authorizes the issuance of up to $15 billion of economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

     The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during Fiscal Year 2003-04 (of which, approximately $9.2 billion was applied to Fiscal Year 2002-03 expenditures, and approximately

$2 billion has been applied to offset Fiscal Year 2004-05 General Fund expenditures). The State may issue the remainder of authorized ERBs at any time in the future. The 2006-07 Proposed Budget, and subsequent 2006-07 May Revision, assumes no ERBs will be issued in Fiscal Years 2005-06 or 2006-07.

     All proceeds from the 1/4¢ sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the ERBs are required to be applied to the early retirement of the ERBs. In addition, the following sources of funds are required to be used for early retirement of the ERBs: (i) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the BSA, and (ii) all proceeds from the sale of surplus State property. During the fourth quarter of 2005, $369 million of ERBs were retired early, and the State expects to have excess sales tax proceeds in early 2006 in order to retire $254 million of ERBs. The 2006-07 May Revision assumes $472 million will be transferred from certain reserves during Fiscal Year 2006-07 to retire additional ERBs prior to December 31, 2006. The 2006-07 May Revision also proposes to use $1 billion to pre-pay in principal on the ERBs. The 2006-07 May Revision projects that the ERBs would be fully repaid in 2008 if this proposal is executed.

     Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

     On June 18, 2003, the State issued $10.97 billion of RAWs, which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003, which matured and were paid in full on June 23, 2004. The State issued $6 billon of RANs on October 6, 2004, which matured on June 30, 2005. The State also issued $3 billion of RANs on

November 10, 2005, which were scheduled to mature on June 30, 2006.

     Ratings. After reaching their lowest point in 2003, the ratings of the State's general obligation bonds have been raised by all three rating agencies starting in 2004. S&P has raised the State's general obligation credit rating from "BBB" to "A+." Moody's has raised the rating from "Baa1" to "A1." Fitch has raised the rating from "BBB" to "A." The most recent actions by S&P and Moody's both took place in May 2006.

State Funds and Expenditures

     The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

     The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

     The General Fund. The monies of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic

Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

     Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of April 30, 2006, there were no outstanding loans from the SFEU and other internal sources to the General Fund.

     Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute.

     CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. As of June 30, 2005, employer participants, in addition to the State, included 1,059 school districts and 1,523 other public agencies. As of the same date, PERF had 1,016,982 program members and 431,901 benefit recipients. The payroll for State employees covered by PERF for Fiscal Year 2003-04 was approximately $12.7 billion.

Due to investment losses and increased retirement benefits, the State contribution to CalPERS, through the PERF, has increased from $156.7 million in Fiscal Year 2000-01 to an estimated $2.665 billion in Fiscal Year 2006-07. On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets. The effect of this policy will reduce the State's Fiscal Year 2005-06 General Fund contribution to CalPERS by $152 million ($251.5 million from all funds) from what was originally budgeted for Fiscal Year 2005-06. CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. State contribution to CalSTRS, through STRP, has increased from $902.4 million in Fiscal Year 2000-01 to an estimated $958.6 million in Fiscal Year 2006-07.

     Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through September 30, 2010.

     The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and other similar programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. CalWORKs caseloads are projected to decrease modestly in Fiscal Year 2006-07 with revised projections of 478,100 and 475,100 cases in Fiscal Years 2005-06 and 2006-07, respectively. Since CalWORKs' inception in January 1998, caseload has declined by nearly 34%, and the number of working recipients has increased from less than 20% in 1996 to nearly 40% in 2004.

     In Fiscal Years 2005-06 and 2006-07, California will continue to meet, but not exceed, the Federally required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF block grant and MOE amounts, attempt to alleviate the structural deficit between the State's revenues and expenditures, and better align CalWORKs program benefits with TANF programs in other states, the 2005 Budget Act suspended the July 2005 and July 2006 CalWORKs cost-of-living adjustments. The 2006-07 May Revision also includes several proposals to maintain expenditures within available resources while continuing efforts to move people from welfare to work. These and other smaller CalWORKs program reductions are projected to result in net savings totaling $132 million in Fiscal Year 2006-07. Of these savings, $40 million is General Fund savings in other programs, which is achieved by using Federal TANF block grant funds to offset eligible General Fund expenditures.

     The 2006-07 May Revision includes total CalWORKs-related expenditures of $6.8 billion for Fiscal Year 2006-07, compared to $6.7 billion for Fiscal Year 2005-06. Both years include an augmentation of $191.9 million for employment services to enable recipients to move off of aid and into sustainable employment. The 2006-07 May Revision includes a TANF reserve of $325.7 million in Fiscal Year 2006-07, which is available for unanticipated needs in any program for which TANF funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

     Federal authorization for the TANF program was recently approved and extended until September 30, 2010. The legislation modified countable work activities under TANF and applied new Federal work participation rates to the State's program. In addition, the legislation effectively eliminated the State's caseload reduction credit and the bulk of the State's caseload will be subject to the 50% work participation rate beginning in Federal fiscal year 2007. The State will need to make substantial investments in childcare and employment services in order to meet the increased work participation rate requirements, as failure to do so could result in significant Federal penalties, which could total more than $2 billion over the next five years. The May Revision proposes to establish a project to help counties overcome barriers in engaging CalWORKs recipients in appropriate activities and to improve counties' ability to meet the required work participation rate, and implement a peer review program to identify best customs and barriers to improved performance in individual counties.

     Local Governments. The primary units of local government in the State are counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

     The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 ("Amendment No. 4") dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.

     As part of the State-local agreement, Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election (Proposition 1A). Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended.

     Vehicle License Fee. A program to offset a portion of the VLF paid by vehicle owners was established in 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLF became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5% . In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets.

Accordingly, the VLF paid by taxpayers returned to the pre-1999 level so the State would not be obligated to make any offset payments in Fiscal Year 2003-04. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received backfill payments totaling $3.8 billion in Fiscal Year 2002-03, and $3.1 billion in Fiscal Year 2003-04.

This level of offset provided tax relief of $4.3 billion in Fiscal Year 2003-04. Beginning in Fiscal Year 2004-05, the State-local agreement permanently reduced the VLF rate to 0.65% and eliminated the offset program. Amendment No. 4 codified the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in the VLF rate below the rate of 0.65% of the market value of the vehicle. The State-local agreement provided for the repayment by August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. The 2005 Budget Act provided for the early repayment of the entire $1.2 billion VLF backfill payments owed to local governments, which occurred in August 2005.

     Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2.4 billion and $2.6 billion in State resources in Fiscal Years 2005-06 and 2006-07, respectively, and $475 million in resources from the counties in each fiscal year.

     State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

As of the release of the 2006-07 May Revision, the Department of Finance projects the Appropriations Limit to be $72.303 billion in Fiscal Year 2006-07.

     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by

Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues as test 1, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 41% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2006-07.

     The 2006-07 May Revision reflects Proposition 98 expenditures in Fiscal Years 2004-05 through 2006-07. It includes no decreases for declining growth, grants full funding for cost-of-living adjustments, and reflects the deferral of Proposition 98 expenditures of $1.283 billion, $1.303 billion and $1.303 billion from Fiscal Years 2004-05 to 2005-06, 2005-06 to 2006-07 and 2006-07 to 2007-08, respectively.

     In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the General Fund. This suspended amount is added to the existing maintenance factor. This funding, along with approximately $1.3 billion in Fiscal Year 2005-06 were the subject of a lawsuit which has recently been settled. The terms agreed upon consist of retiring this approximately $2.9 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full. After anticipated payments in Fiscal Years 2005-06 and 2006-07, the total estimated maintenance factor balance will be $71 million at the end of Fiscal Year 2006-07.

     Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations. The current estimate of the remaining obligation is $1.292 billion. The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million. The 2006-07 May Revision includes this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation.

     Constraints on the Budgetary Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. Proposition 1A, approved in 2004, limits the Legislature's power over local revenue sources. This, and other recent Constitutional amendments affecting the budget process, is described below.

     Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

     Proposition 58 requires that a special reserve (the BSA) be established in the General Fund. Beginning with Fiscal Year 2006-07, a portion of estimated annual General Fund revenues would be transferred into the BSA no later than September 30 of each fiscal year. These transfers would continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The 2006-07 May Revision proposes to transfer approximately $943 million to the BSA, of which $472 million will be used to retire ERBs.

Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State, or inter-fund borrowings.

     Proposition 1A. Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

     Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase is required in Fiscal Year 2006-07, and the 2006-07 Proposed Budget reflects a $428.4 million increase for these programs, for a total of $550 million. The 2006-07 Proposed Budget allocates $547.8 million for grants for before and after school programs, and $2.2 million for administrative costs. These additional funds are added to the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, cannot be reduced in future years unless the Proposition 98 guarantee is suspended.

     Tobacco Settlement. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

     State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04. An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A Bonds"). A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B Bonds"). In August 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing. As part of the 2006-07 May Revision, the 2003A Bonds are proposed to be refunded to make $900 million available, which will then be used to provide resources for the initial years of the litigation settlement related to the suspension of the Proposition 98 guarantee.

Sources of State Revenue

     The 2006-07 May Revision estimates that General Fund tax revenues will increase by 12.5% in Fiscal Year 2005-06 and by 2.4% in Fiscal Year 2006-07. In 2004, the Legislature created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior tax years. Penalties were waived for taxpayers who applied for amnesty during the amnesty period of February 1, 2005 to March 31, 2005. Although taxpayers had to apply within this time frame, taxpayers who could have applied for amnesty but did not are subject to higher penalties if found to owe additional amounts for amnesty years. This program is estimated to result in a net multi-year General Fund revenue gain of $380 million.

     Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% . Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 42.7% of the total personal income tax in the 2004 tax year. A proposal to add a 1% surcharge on taxable income over $1 million, beginning with the 2005 tax year, was approved by voters on the November 2004 election ballot. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

     Taxes on capital gains and stock options, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7% and as little as 7.3% of General Fund revenues over the last ten years. The 2006-07 May Revision estimates that capital gains and stock option tax receipts will account for 13.2% of General Fund revenue in Fiscal Year 2005-06 and 13.6% of General Fund revenue in Fiscal Year 2006-07.

     Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of January 1, 2006, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

     Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the 2005-06 May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2007.

     Corporation Tax. Corporation tax revenues are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the Federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.6% of revenues.

     Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

     Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

     The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminates it beginning in 2005. These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

     Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees accounted for approximately 37% of all special fund revenues in Fiscal Year 2004-05. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. During Fiscal Year 2004-05, $8.2 billion was derived from the ownership or operation of motor vehicles. About $3.3 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

     Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. The State's excise tax proceeds are earmarked for childhood development, education, health, research and other programs.

State Economy and Finances

     The State economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-2000, General Fund tax revenues exceeded budget estimates. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended Fiscal Year 2000-01 with a budget reserve of $5.39 billion. During Fiscal Year 2001-02, however, the State experienced an unprecedented drop in revenues compared to the prior year. During Fiscal Years 2001-02 through 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits.

The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period, which was relieved by the issuance of RAWs in June 2002 and June 2003 and ERBs in early 2004.

State Budget — Fiscal Year 2004-05. The 2004 Budget Act was adopted by the

Legislature on July 29, 2004, and signed by the Governor on July 31, 2004. The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%), and transfers and other revenue ($1.8 billion or 13.0%) . Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6%, from $74.6 billion in Fiscal Year 2003-04 to $77.3 billion in Fiscal Year 2004-05. Excluding the impact of the ERBs, General Fund expenditures were estimated to increase by 6.7%, from $75.6 billion in Fiscal Year 2003-04, to $80.7 billion in Fiscal Year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion. The 2004 Budget Act contained the following major components: (i) Rebasing Proposition 98 minimum funding guarantee at a level approximately $2 billion less than would otherwise be required for Fiscal Year 2004-05; (ii) A new fee policy for higher education where future undergraduate and graduate level fee increases were tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10% a year over the next three years; (iii) exclusion of any savings attributed to Medi-Cal redesign, but inclusion of $992 million in reductions in various social service programs from otherwise mandated levels; (iv) elimination of State contributions to CalPERS on behalf of new State employees for the first two years of employment; (v) assumption of the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in Fiscal Year 2004-05; (vi) elimination of the VLF offset program beginning in Fiscal Year 2004-05; and (vii) inclusion of $300 million in additional revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities.

     In Fiscal Year 2004-05, education fees were increased 14% for undergraduates and 20% for graduate students. The 2004 Budget Act also included $750 million in various spending reductions for higher education from otherwise mandated levels. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in Fiscal Year 2004-05. The pension bonds were not issued in Fiscal Year 2004-05 due to litigation delays.

Approximately $2 billion of ERB proceeds were used to offset General Fund expenditures in Fiscal Year 2004-05. In contrast, in Fiscal Year 2003-04, aggregate borrowings to address current expenses and accumulated deficits were estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

     The 2004 Budget Act authorized the State to sell the revenue stream to be received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. The State now only assumes the receipt of $19 million in such revenues in Fiscal Year 2004-05.

     The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in Fiscal Year 2004-05; (iii) $206 million for spending reduction that would result from changes in the correctional system; and (iv) $150 million of additional savings.

     Fiscal Year 2004-05 Revised Estimates. The 2005-06 May Revision projected that the State would end Fiscal Year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005 Budget Act, General Fund revenues and transfers for Fiscal Year 2004-05 were projected at $79.9 billion, an increase of $2.6 billion compared with 2004 Budget Act estimates. These revenue and transfer projections include the following significant adjustments since the 2004 Budget Act: (i) $3.779 billion increase in major tax revenues due to the improved economic forecast; (ii) $281 million loss in revenues due to delays in renegotiations of tribal gaming compacts; (iii) $577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds; and (iv) $3.457 billion gain to beginning balance for amnesty related payments, which is offset by a $1.364 billion loss in revenues related to refunds/accelerations related to amnesty revenues. Under the 2005 Budget Act, General Fund expenditures for Fiscal Year 2004-05 are projected at $81.7 billion, an increase of $1.0 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which are offset by certain reductions) since the 2004 Budget Act: (i) $258 million in additional Proposition 98 expenditures; (ii) $450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues would be available for deposit into the General Fund; (iii) $150 million in additional expenditures due to the elimination of certain reorganization savings; (iv) $352 million in additional expenditures due to pending pension obligation bonds litigation (this expenditure is now shifted to Fiscal Year 2005-06, assuming the issuance of pension obligation bonds); (v) $157 million in additional expenditures due to enrollment and population growth; (vi) $101 million in additional expenditures for nursing facilities, and (vii) $88 million in additional expenditures for increased trial court costs.

As of the 2006-07 Proposed Budget, Fiscal Year 2004-05 ended with a budgetary reserve of approximately $9.12 billion, an increase of $2.3 billion from the 2005 Budget Act estimates. Most of this increase is attributed to stronger receipts in personal income tax ($706 million), corporation tax ($996 million), and sales and use tax ($526 million), which were attributed to Fiscal Year 2004-05.

     For budgetary purposes, revenues from the tax amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for Fiscal Year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in Fiscal Year 2004-05, $1.1 billion in Fiscal Year 2005-06 and $0.9 billion in Fiscal Year 2006-07, to account for refunds and the recognition of income.

     State Budget — Fiscal Year 2005-06. The 2005 Budget Act was adopted by the Legislature on July 7, 2005, and signed by the Governor on July 11, 2005. Under the 2005

Budget Act, General Fund revenues and transfers were projected to increase 5.7%, from $79.9 billion in Fiscal Year 2004-05 to $84.5 billion in Fiscal Year 2005-06. The revenue projections assumed continued but moderating growth in California's economy. The 2005 Budget Act contained General Fund appropriations of $90 billion, compared to $81.7 billion in Fiscal Year 2004-05. The difference between revenues and expenditures in Fiscal Year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion.

     About $900 million of this reserve was to be set aside for payment in Fiscal Year 2006-07 of tax refunds and other adjustments related to the tax amnesty program. The 2005 Budget Act also included special fund expenditures of $23.3 billion and bond fund expenditures of $4 billion.

The 2005 Budget Act contained the following major components:

1.	Proposition 98—General Fund expenditures were proposed to increase by $2.582 billion (7.6%), to $36.6 billion, due to increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in Fiscal Year 2005-06, adjusted for changes in local revenues. The 2005 Budget Act also reflected savings of $3.8 billion in Fiscal Year 2004-05, which would be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2.	Higher Education—The 2005 Budget Act marked the first year of funding for the Higher Education Compact, which was signed in 2004 to provide funding stability and preserve educational quality at the State's colleges and universities over the next six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion from the General Fund.

3.	Health and Human Services—Expenditures for these programs increased by $2.1 billion (8.5%), to $27.1 billion. This increase included higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million and Department of Social Services expenditures of $55 million. The 2005 Budget Act reflected the suspension of the July 2005 and 2006 CalWORKs grant cost-of-living-adjustments, yielding General Fund savings of $136 million and $139 million in Fiscal Years 2005-06 and 2006-07, respectively. The 2005 Budget Act further assumed that certain cost-of-living adjustments for recipients would be suspended for estimated General Fund savings of $132 million, $407.5 million and $281 million in Fiscal Years 2005-06, 2006-07 and 2007-08, respectively.

4.	Retirement and Employee Compensation—The 2005 Budget Act provided fully funded the State's statutory obligations to STRP, and also reflected an augmentation of $355 million for salary increases and dental and vision premium increases.

5.	VLF Gap Loan Repayment—The 2005 Budget Act fully repaid the $1.2 billion that local governments lost between July and October of 2003, when the VLF offset program was temporarily suspended.

6.	Transportation Funding—The Proposition 42 transfer was fully funded at an estimated $1.3 billion. The 2005 Budget Act included a proposal to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts. In total, these two funding sources would provide additional funding of approximately $1.5 billion for certain transportation programs.

7.	Financial Instruments—The 2005 Budget Act reflected the State's issuance of pension obligation bonds to fund approximately $525 million of the State's Fiscal Year 2005-06 retirement obligation to CalPERS. The State will make interest-only payments of approximately $33.6 million from Fiscal Year 2006-07 through Fiscal Year 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27. An adverse court ruling and the time required for an appeal makes it unlikely these bonds can be issued as planned.

     Three related lawsuits have been settled by the State, and the largest of these settlements, in the amount of $428 million, provided for the State to make annual payments of $42.8 million per year for ten years. The first year's payment, plus $36 million to completely dismiss the other two stipulated judgments, is included in the 2005 Budget Act.

     Fiscal Year 2005-06 Revised Estimates. The 2006-07 May Revision revised various revenue and expenditure estimates for Fiscal Year 2005-06. The 2006-07 May Revision projected that the State would end Fiscal Year 2005-06 with a budgetary reserve of $8.8 billion, up $7.5 billion from estimates made at the time of the 2005 Budget Act. Under the 2006-07 May Revision, General Fund revenues and transfers for Fiscal Year 2005-06 were projected at $92.4 billion, an increase of $7.9 billion compared with previous estimates. This included the following significant adjustments since the 2005 Budget Act: (i) $7.897 billion increase in major tax revenues due to the improved economic forecast, (ii) $245 million increase due to higher property-related revenues, and (iii) $252 million loss in revenues due to not issuing pension obligation bonds as a result of the pending litigation.

     Under the 2006-07 May Revision, General Fund expenditures for Fiscal Year 2005-06 were projected at $92.6 billion, an increase of $2.6 billion compared with prior estimates. This included the following significant changes since the 2005 Budget Act: (i) $273 million loss of expenditure savings due to not issuing pension obligation bonds as a result of the pending, (ii) $137 million in additional expenditures for employee compensation, (iii) $153 million decrease in the Medi-Cal program, (iv) $500 million for levee evaluation and flood control system improvements, and (v) $1.738 billion increase in Proposition 98 expenditures. On February 24, 2006, the Governor proclaimed a State of Emergency as the safety of persons and property within the Sacramento-San Joaquin Flood Control System were put in danger due to extreme conditions in the area. After reviewing this and other sites, developing a plan of repair, and determining the need for immediate attention, The Department of Water Resources stated the total cost of $150 million to repair the 29 critical sites. Funding will come from a $500 million appropriation for flood protection contained in a recently enacted bill.

     State Budget — Fiscal Year 2006-07. The 2006-07 May Revision estimates that the operating deficit for Fiscal Year 2006-07 will be $7.1 billion. However, the 2006-07 Proposed

Budget is balanced by using a large part of the Fiscal Year 2005-06 ending fund balance. After taking into consideration the adjustments of $3 billion for the repayment or prepayment of prior obligations, including $1.472 billion to prepay the ERBs, and other major one-time costs of $1.6 billion, the effective operating deficit for Fiscal Year 2006-07 is $2.5 billion. The 2006-07 May Revision projects to end Fiscal Year 2006-07 with a $2.2 billion total reserve, including $472 million in the BSA pursuant to Proposition 58. General Fund revenues and transfers for Fiscal Year 2006-07 are projected at $93.9 billion, an increase of $1.4 billion compared with revised estimates for Fiscal Year 2005-06. The 2006-07 May Revision, among other assumptions, reflects an increase in Fiscal Year 2006-07 major revenues of $2.7 billion (2.9%) due to continued economic growth and the suspension of the tax credit for teachers for the 2006 tax year, which resulted in a revenue gain of $255 million in Fiscal Year 2006-07.

General Fund expenditures for Fiscal Year 2006-07 are projected at $101 billion, an increase of $8.4 billion (9.1%) compared with revised estimates for Fiscal Year 2005-06, which reflects expenditures of $56.2 billion for mandated programs, $41.2 billion to prepay the Proposition 98 maintenance factor, $2.7 billion in additional amount to prepay or repay prior obligations, and $800 million in policy choices.

     The 2006-07 Proposed Budget, as revised by the 2006-07 May Revision, contains the following major components, in addition to the efforts to reduce the operating deficit described above:

1. Repayments or Prepayments of Prior Obligations – $3.199 billion of repayments or prepayments of prior obligations as follows: (1) $1 billion to prepay ERBs above the amount required by Proposition 58; (2) $920 million for advance payment of a portion of certain loans due in Fiscal Year 2007-08; (3) $472 million for early retirement of the ERBs; (4) $170 million to repay/prepay non-Proposition 98 mandates; (5) $347 million to repay/prepay loans from special funds; (6) $150 million to prepay "settle-ups" under Proposition 98; (7) $100 million to prepay flood control subventions; and (8) $40 million to prepay general obligation debt.

2. Proposition 98 – Proposition 98 General Fund expenditures are proposed at $41.2 billion, an increase of $2.9 billion (7.6%) compared to the revised Fiscal Year 2005-06 estimate. When property taxes are taken into consideration, the total Proposition 98 guarantee is $55.1 billion, an increase of $3.1 billion (5.9%) .

3. K-12 Education – $67.1 billion in spending on K-12 education, an increase of $3 billion from the revised Fiscal Year 2005-06 estimate. General Fund expenditures are proposed at $40.5 billion (includes funds provided for prior year settle-up obligations), an increase of $2.8 billion (7.3%) .

5. Higher Education – Proposes General Fund expenditures of $11.3 billion, an increase of $883 million (8.5%) over Fiscal Year 2005-06. The 2006-07 Proposed Budget proposes additional aggregate funding of approximately $130 million for State universities so that student fees will remain at current 2005-06 levels.

6. Health and Human Services – $29.1 billion General Fund to be spent on Health and Human Services programs, which is an increase of $2.3 billion (8.5%) from revised Fiscal Year

2005-06 estimates. This increase is mainly due to increases in caseload, population, and other workloads as well as a one-time investment of $400 million on health care surge capacity needs.

7. Transportation Funding – $1.4 billion to fully fund Proposition 42 in Fiscal Year 2006-07 and $920 million for advance payment of a portion of the Proposition 42 loan due in Fiscal Year 2007-08. Approximately $364 million, plus interest remains to be paid in Fiscal Year 2007-08. The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. There have been several lawsuits that prevented the bonds from being sold in Fiscal Year 2004-05, and the 2006-07 May Revision alternatively proposes to repay $151 million of these loans to the State Highway Account in 2005-06 using money already received from tribal gaming compacts. Bond proceeds in the amount of $849 million are now budgeted in Fiscal Year 2006-07.

8. Budget Stabilization Account – The transfer of an estimated $943 million to the BSA pursuant to Proposition 58. Half of this amount ($472 million) would remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of ERBs.

Litigation

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

     Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, the Legislature statutorily reduced a continuing appropriation to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA") and provided that in future years, the appropriation may be returned if needed to make the SBMA actuarially sound. In October 2003, CalSTRS petitioned the California Supreme Court (Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Donna Arduin, Director of California Department of Finance, and Steve Westly, California State Controller) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the legislation. Plaintiffs also sought injunctive and declaratory relief to the same effect. On May 4, 2005, the trial court granted plaintiffs' motion for summary judgment. The court declared that the statutory reduction unconstitutionally impairs CalSTRS members' vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to SBMA. The judgment also will include an award of interest in an as yet unknown amount at the rate of 7% per annum both pre- and post-judgment. However, because the Legislature has not appropriated funds to pay such interest, the Superior Court cannot, and did not, compel the payment of any pre-or post-judgment interest. The State has appealed the decision, and the plaintiffs and an intervening party have filed cross-appeals.

     Action Seeking Modification of Retirement Formula for State Employees. In a recent class action, Joseph Myers et al v. CalPERS et al., the plaintiff alleges that a California statute violates the age discrimination provisions of the Fair Employment and Housing Act. The complaint seeks injunctive and monetary relief and alleges that, in changing the retirement formulas it previously executed, the statute "discriminates" against older workers by giving them a smaller percentage increase in benefits than it provides the younger workers. It is uncertain from the complaint what retroactive retirement benefits are being sought, and therefore, it is not possible to measure the enormity of the fiscal impact at this time; however, it may be over $250 million.

     Tax Refund Cases. Six pending cases challenge the Franchise Tax Board's ("FTB") treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court granted General Motors' petition for review of the appellate court's ruling in favor of the FTB. A decision in favor of General Motors could result in the refund of taxes in excess of $300 million for prior years and an ongoing reduction in tax revenues of approximately $80 million. In Microsoft Corporation v. Franchise Tax Board, the Supreme Court granted review of the appellate court's reversal of a ruling in favor of Microsoft on the same issue as in General Motors. The State's tax assessments had been previously sustained in these cases but on different grounds, and oral argument has been scheduled for June 2, 2006 for both cases. On February 25, 2005, the appellate court issued an unpublished opinion in The Limited Stores, Inc. and Affiliates v. Franchise Tax Board in which the court ruled in favor of the FTB. On June 8, 2005, the California Supreme Court granted review in this case and decided that it be held pending decisions in Microsoft and General Motors. In Toys "R" Us, Inc. v. Franchise Tax Board the appellate court ruled in favor of the FTB in a decision similar to that of Microsoft. However, that decision rejected the rationale adopted by the Court in General Motors. A petition for review has been filed with the California Supreme Court. Montgomery Ward LLC v.

Franchise Tax Board and Colgate Palmolive v. Franchise Tax Board are both pending in trial court. The Colgate matter has been stayed, pending the Supreme Court's decision in General Motors. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $600 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

     Two pending cases challenge the imposition of limited liability company fees by the FRB. In Northwest Energetic Services, LLC v. Franchise Tax Board, plaintiffs seek a refund of fees, interest and penalties from 1997-2001, and in Ventas Finance I, LLC v. Franchise Tax Board, plaintiffs seek a similar refund for 2001-2003. In both cases, the plaintiffs allege the State statute permitting the fees is unconstitutional and that the FRB's exercise of authority under the statute is an improper exercise of the State's police powers. A final decision in favor of the plaintiffs applied to all similarly situated taxpayers could result in a loss of annual revenue in excess of $250 million and potential refunds exceeding $1 billion. In Northwest, the trial court entered a judgment in favor of the plaintiffs. No decision has been made as to whether the FTB will appeal.

     In General Electric Company & Subsidiaries v. Franchise Tax Board, plaintiffs allege that the penalty under the State's tax amnesty program's amnesty penalty is unconstitutional. The statute imposed a new penalty equal to 50% of accrued interest from February 1, 2005, to March 31, 2005 on unpaid tax liabilities for taxable years for which amnesty could have been requested.

     General Electric is asking for an affirmation that the penalty should not apply to tax liabilities that become final after that period and that were paid within the statutory payment period, or alternatively, that the penalty is unconstitutional because it violates the plaintiff's due process rights. The fiscal impact of this case is currently unknown and depends on the court's decision, but is estimated to be over $300 million.

     Environmental Cleanup Matter. In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State), but litigation on these claims have been tolled by agreement of the parties until October 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     In Carla Clark, et. Al. v. City of Santa Rosa, et. al, 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of The Safe Drinking Water and Toxic Enforcement Act of 1986. Plaintiffs allege property damage and a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs allege monetary damages in excess of $400 million.

     Energy-Related Matters. In People v. ACN Energy, Inc., et al., the court is considering whether and to what extent compensation is due to market participants who have claimed compensation as a result of certain executive orders issued under the California Emergency Service Act "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action, the State seeks a declaration that it is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources ("DWR") for electricity received under the commandeered block forward contracts. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by various electric utilities and numerous other market participants have been joined. In an administrative proceeding before the Government Claims Board, which was dismissed on procedural grounds, the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion. The State contends it is not liable for damages as a result of these orders, nor for any compensation for inverse condemnation, and that any damages are offset by payments made by DWR for electricity received under the "commandeered" block forward contracts.

     Escheated Property Claims. In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly;

Trust Realty Partners v. Westly and Coppoletta v. Westley. The Trust Realty lawsuit focuses on the State's elimination of interest payments on unclaimed property claims, and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The trial court in Morris has granted the State's summary judgment motion for summary judgment; an appeal by the plaintiff is likely. The Trust Realty Partners case is not a class action suit, but in addition to seeking general and special damages, the plaintiff seeks a common fund recovery and an injunction restraining the State from engaging in the acts alleged in the complaint. In May 2006, the trial court ordered the state to pay interest on certain pending claims. The State intends to challenge this order. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. In May 2006, the trial granted the State's motion for summary judgment in Coppoletta. On May 10, 2006, the plaintiffs filed Coppoletta v. Westly in U.S. District Court. The claims in the newly filed Federal case are identical to those in the State court case in terms of which opinion has been granted. It is the State's stance that the claims in the Federal case are barred. If Morris ultimately prevails as a class action, or the injunctions sought in Trust Realty Partners are issued and upheld, in any case to require the Controller to pay interest on escheated property, costs to the State could be in excess of $500 million.

     Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action. The trial court granted summary judgment in favor of the State and dismissed all damages claims, leaving only a taxpayer claim for injunctive relief. Plaintiffs have file a motion for reconsideration, which is pending. If a court were to revive the damages claims and award damages pursuant to its statutory authority for every use of the body-imaging machine, damages could be as high as $3 billion.

A pending case, Gomez v. Saenz, et al., involves due process constitutional challenges to an individual being placed on the state's child abuse central index prior to the conclusion of a noticed hearing. Another case stated that prior to being placed on the index, a person is entitled to a hearing. However, the court did not decide what sort of hearing would suffice. This is the subject at issue with the current trial court in Gomez. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining in the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the FTB involving a claimed change of residence from California to Nevada. Plaintiff filed a tort action in Nevada alleging invasion of privacy and interference with his business relationships arising from the FTB's audit. A Nevada jury trial is currently scheduled to commence in August 2006. Plaintiff is expected to seek damages exceeding $500 million. The State is vigorously contesting this action.

     Action Seeking A Cost of Living Adjustment for CalWORKs Recipients. Juana Raquel Guillen, et. al. v. Schwarzenegger, et. al., is currently pending before an appellate court. The trial court determined that the Governor's reduction of the VLF in 2003 constituted an "increase in tax relief," thus statutorily triggering an upward cost of living adjustment for CalWORKs recipients. The petitioners seek a cost of living adjustment, beginning with Fiscal Year 2003-04. The estimated cost to the State is estimated to be approximately $350 million.

     Actions Seeking Program Modifications. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     The matter of Conlan v. Bonta followed a prior appellate court decision in which it was determined that the State's Medi-Cal program violated Federal law due to untimely reimbursements to patients. The Department of Health Services was ordered to develop a compliance program to implement a timely reimbursement window. Since that time the case has gone back and forth to the appellate court for additional governance. After a further hearing, the court ordered the State to increase the range of costs for which the State must make reimbursements to include out-of-pocket monies actually paid by a beneficiary to Medi-Cal providers for mistakenly collected costs on covered services incurred after issuance of a beneficiary's Medi-Cal card. The State estimates that the costs of a program and the related reimbursements could total over $250 million, which the State believes would not be eligible for Federal offsets.

     The following case seeks reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State could be as high as $1 billion per year in programming costs going forward.

In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services ("DHS") The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

     Actions to Increase Amount of State Aid for Foster or Adopted Developmentally Disabled Dependent Children. Ten pending class action lawsuits challenge the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled by a regional center. These cases have been coordinated Butler v. Department of Social Services. Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model (ARM) rate but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The State is vigorously litigating this issue.

     In Katie A., et al. v. Bonta, et al., a class action against DHS, Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services under the Early and Periodic Screening, Diagnosis and Treatment program for mentally disordered children in foster care, alleging that these services are required. Recently, the Federal district court issued a preliminary judgment against the State and ordered it to provide certain of the requested services to class members within 120 days. The court also ordered the plaintiffs and defendants to meet and come up with a plan to implement the court's finding. The financial impact on the State is currently unknown.

     Local Government Mandate Claims and Actions. In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission"), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for Fiscal Year 2000-2001 is just over $9.2 million. The test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown.

     In recent years, the counties have received approximately $1 billion annually in VLF revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a separate final appellate court decision that awarded the County of San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

     Two lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. These lawsuits were consolidated in San Diego Superior Court (County of San Diego v. State of California, et al; and County of Orange v. State of California, et al). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through Fiscal Year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

     Following a trial, the court found the State liable for all costs claimed by the counties, and will require the State to make equal annual payments to the counties for the statutorily-prescribed 15-year term. Final judgment has not yet been entered and an appeal will likely follow.

     Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases. A decision in either of these cases that is unfavorable to the State could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

     In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), a Federally recognized Indian Tribe, alleges primarily, in part, that a compact entered into between the Rincon Band and the State in 1999 is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court denied plaintiff's motion for injunctive relief and dismissed the complaint on procedural grounds. The District Court granted plaintiff's request for re-consideration in part, but dismissed all but four claims that the state failed to negotiate a compact amendment with the Rincon Band in good faith. The injunctive relief denied by the court remains subject to appeal. The State filed a motion for certification and entry of a separate judgment with respect to the four claims that the Court ordered dismissed including the impairment of compact claim. The District Court granted the State's motion and entered final judgment from which Rincon filed notice of appeal.

     California Commerce Casino , Inc., et al. v. Schwarzenegger et al. is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature's recent ratification of the Amended Compacts which was done through urgency legislation ("Chapter 91"). Plaintiffs and petitioner allege that Chapter 91 violates a provision of the Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates Proposition 58, and constitutes an unconstitutional attempt to contract away the State's police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91, a decision prohibiting the implementation of Chapter 91 and a declaration that Chapter 91 is unconstitutional. Defendant's filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60 day statute of limitations and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice. Plaintiffs have appealed this decision and briefing is underway.

     Hollywood Park Land Co., et al. v. Golden State Transportation, et. al. is a reverse validation action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. The substance of the case is identical to California Commerce Casino. Plaintiffs allege that the tribal gaming bonds would be invalid because they allege the Legislature improperly ratified the tribal compact amendments. They also allege the compacts unconstitutionally contract away the State's police power and that the bonds would violate Proposition 58. Plaintiffs have also sought injunctive relief.

San Pasqual Bank of Mission Indians v. State of California, et al. declares that the slot machine licenses that the five Indian Tribes to the Amended Compacts were obliged to keep running as a stipulation of being allowed access to additional slot machines are available for issuance through the license draw process provided for in the 1999 compacts. The complaint requires that the licenses of the Five Tribes be made available to other tribes. If granted, this order would state that the Five Tribes' authority to continue to operate the machines currently covered by the licenses is uncertain under the Amended Compacts, which do not consider the possibility of the Five Tribes losing their licenses to operate the machines. The loss of their licenses would therefore present questions about the monetary obligations of the Five Tribes.

     Prison Healthcare Reform. Plata v. Schwarzenegger is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled in 2002, but the Federal court retained jurisdiction to enforce the terms of the stipulated judgment. On June 30, 2005, the district court ruled to appoint a receiver to run and operate the adult health care delivery system that affects approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). The court appointed a receiver in February 2006 and he began his official duties in mid-April 2006. The receiver contracted with a Texas firm to audit the State's pharmacy system, including drug pricing. At this time, it is unknown what financial impact the decision will have on the General Fund.

     Actions Seeking Medi-Cal Reimbursements. Two cases, each entitled California Association of Health Facilities ("CAHF") v. Department of Health Services ("DHS"), have been consolidated at the appellate level. CAHF, which represents various nursing and care facilities, filed the two separate cases alleging that Medi-Cal reimbursement rates paid by DHS to providers in Fiscal Years 2001-02 and 2002-03 were too low. The trial court sustained DHS' demurrers in both cases. CAHF has appealed and is awaiting a date for oral argument. A final decision adverse to DHS in the consolidated case could result in reimbursement costs exceeding $250 million.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. The rating 'AA' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

Moody's applies numerical modifiers 1, 2, and 3 to the 'Aa' generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

A plus (+) or minus (-) sign designation may be appended to the 'AA' or F1 rating to denote relative status within the rating category.